                                                                     EXHIBIT 4.1


                              [STOCK CERTIFICATE]

                    SEE REFERENCE TO RESTRICTIONS ON REVERSE

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

     NUMBER                                                           SHARES
      PA-0                                                             -0-

                              THE viaLINK COMPANY

                       Series A Convertible Participating
                                Preferred Stock

          THIS CERTIFIES THAT Specimen Certificate is the registered holder of Zero (0) fully paid and non-assessable shares of Series A Convertible Participating Preferred Stock, $0.001 par value, of The viaLink Company, transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation on this ____ day of February, 2001.

                                   PREFERRED

                                     $0.001
                                   par value
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                              [STOCK CERTIFICATE]


THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE'S SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

ANY STOCKHOLDER MAY OBTAIN WITHOUT CHARGE, BY REQUEST TO THE OFFICE OF THE SECRETARY OF THE CORPORATION, A COPY OF A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE SHARES OF SERIES A PREFERRED STOCK REPRESENTED HEREBY AND OF EACH OTHER CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED BY THE CORPORATION AND UPON THE HOLDERS THEREOF.


                                    NO. PA-0

                              The viaLink Company

                                  CERTIFICATE
                                      FOR

                                       0

                                     SHARES

                                      OF

                                    Series A
                                PREFERRED STOCK

                                   ISSUED TO

                              SPECIMEN CERTIFICATE

                                     DATED

                               February __, 2001

     For Value Received, __________________ hereby sell, assign and transfer unto___________________________________________________________________________
Shares of the Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      -----------------   ----

    In presence of
                            -----------------------
-------------------------


                        NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                        UPON THE FACE OF THE CERTIFICATE, IN
                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                        ENLARGEMENT,OR ANY CHANGE WHATEVER.